________________________________________________________________
________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                              FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                          July 31, 2003
         Date of Report (Date of earliest event reported)

                        PSB BANCORP, INC.
      (Exact name of registrant as specified in its charter)

        Pennsylvania              000-24601          23-2930740
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)        Ident. No.)

       11 Penn Center, Suite 2601
           1835 Market Street
            Philadelphia, PA                             19103
(Address of principal executive offices)              (Zip Code)

                         (215) 979-7900
         Registrant's telephone number, including area code

  ______________________________________________________________
  (Former name or former address, if changed since last report.)

________________________________________________________________
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Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibit is filed herewith:

          99       Press release, dated July 31, 2003, of PSB
                   Bancorp, Inc.


Item 12.  On July 31, 2003, PSB Bancorp, Inc. ("the
Company")issued a press release setting forth the Company's second-quarter 2003 earnings. A copy of the Company's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PSB BANCORP, INC.

Dated:  July 31, 2003
                              /s/John Carrozza
                              John Carrozza, Chief Financial
                              Officer



                             EXHIBIT INDEX

Exhibit
Number     Description

99         Press release, dated July 31, 2003, of PSB
           Bancorp, Inc.